Exhibit 10.6

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS **ASSIGNMENT AND ASSUMPTION OF LEASE** ("**Assignment**") is made and entered into as of December 31st, 2012 by and between **TRUE NORTH, LLC**, a Massachusetts limited liability company (f/k/a TRUE NORTH LLC) ("**Assignor**"), and **PW SALISBURY SOLAR LLC**, a Massachusetts limited liability company ("**Assignee**").

RECITALS

A. Assignor, as landlord, is the landlord under that certain lease identified on Exhibit 1 attached hereto and incorporated herein by reference (collectively, together with all amendments, modifications, supplements, restatements and guarantees thereof which are identified on said Exhibit 1, the "**Lease**") for certain property located in Salisbury, Essex County, Massachusetts.

B. Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of December 31, 2012 (the "**Purchase Agreement**").

C. Section 4.2(b) of the Purchase Agreement requires Assignor and Assignee to execute this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. **Definitions.** All capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Purchase Agreement.

2. **Assignment and Assumption.** From and after the date hereof for the remainder of the term of the Lease, Assignor hereby irrevocably assigns, sets over, transfers, grants, bargains and conveys to Assignee all of Assignor's right, title and interest in and to the Lease. Assignee hereby expressly assumes, for itself and its successors, assigns and legal representatives, the Lease and all of the rights, obligations and liabilities, fixed and contingent, of Assignor thereunder first accruing and arising on or after the date hereof and agrees to (a) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liabilities of Assignor thereunder that first accrue and arise on or after the date hereof, and (b) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed on or after the date hereof.

3. **Indemnifications.** Assignor hereby indemnifies and agrees to protect, defend and hold Assignee harmless from and against any and all claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred or suffered by Assignee in connection with the Lease and arising or accruing prior to the date hereof, and in connection with the enforcement by Assignee of Assignor's foregoing agreement. Assignee hereby indemnifies and agrees to protect, defend and hold Assignor harmless from and against any and all claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and

disbursements) incurred or suffered by Assignor in connection with the Lease and arising and accruing on or after the date hereof, and in connection with the enforcement by Assignor of Assignee's foregoing agreement.

4. **General Provisions.**

a. **Successors.** This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

b. **Counterparts.** This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

c. **Governing Law.** This Assignment and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

d. **No Representation or Warranty**. EXCEPT AS OTHERWISE PROVIDED IN THE PURCHASE AGREEMENT, ASSIGNOR DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER IN CONNECTION WITH THIS ASSIGNMENT AND THE LEASE.

[Signatures on next page]

IN WITNESS WHEREOF, this Assignment was made and executed as of the date first above written.

ASSIGNOR:

TRUE NORTH, LLC
a Massachusetts limited liability company

By: ______________________
Name: James F. Vaughn, III
Title: Manager

ASSIGNEE:

PW SALISBURY SOLAR LLC

By: ______________________
Name: Arun Mittal
Title: Manager

Exhibit 1
Lease

1. Lease between CD US Solar MT I, LLC, (as successor by assignment of Lease from CD US Solar I, LLC, as successor to Lease by merger with True North Energy, LLC), and True North, LLC, a Massachusetts limited liability company (f/k/a True North LLC), dated as of December 1, 2011.